                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15 (D) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest event reported): April 24, 2004
                                                          --------------

                             ESCALADE, INCORPORATED
                             -----------------------
             (Exact name of Registrant as specified in its charter)


          Indiana                              0-6966                         13-2739290
          -------                              ------                         ----------
(State or Other Jurisdiction of       (Commission File Number)          (IRS Employer I.D. No.)
       Incorporation)

                    251 Wedcor Avenue, Wabash, Indiana 46992
                    ----------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (260) 569-7208
                                                           --------------

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE
On April 27, 2004, Escalade, Incorporated ("Escalade") issued the press release attached hereto as Exhibit 99.1, announcing a two-for-one common stock split.

                                   SIGNATURES
Pursuant to the requirements of the Securities Act of 1934, Escalade, Incorporated has duly caused this report to be signed on its behalf in Evansville, Indiana by the undersigned hereunto duly authorized.

Date:    April 27, 2004              ESCALADE, INCORPORATED
                                     By: /s/ Terry D. Frandsen
                                     ------------------------------------
                                      Vice President and Chief Financial Officer


--------------------------------------------------------------------------------
                                INDEX TO EXHIBITS

          EXHIBIT
          NUMBER          DESCRIPTION

            99.1          Press release dated April 27, 2004